UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54687	27-1627696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On June 19, 2013, KBS Real Estate Investment Trust III, Inc. (the “Company”) filed a Current Report on Form 8-K dated June 19, 2013 with regard to the acquisition, through indirect wholly owned subsidiaries, of a portfolio of office properties (the “National Office Portfolio”) consisting of (i) Preston Commons, an office property consisting of three buildings built in 1958, 1986 and 1986, respectively, and renovated from 2010 to 2013, containing an aggregate of 427,799 rentable square feet of office space and located on approximately 6.3 acres of land in Dallas, Texas, (ii) Sterling Plaza, an office property built in 1984 and renovated from 2010 to 2013, containing 313,609 rentable square feet of office space and located on approximately 2.1 acres of land in Dallas, Texas and (iii) One Washingtonian Center, an office property built in 1990 and renovated from 2010 to 2012, containing 321,007 rentable square feet and located on approximately 5.1 acres of land in Gaithersburg, Maryland. The Company hereby amends the Form 8-K dated June 19, 2013 to provide the required financial information related to its acquisition of the National Office Portfolio.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

National Office Portfolio

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2013 (unaudited) and the Year Ended December 31, 2012	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2013 (unaudited) and the Year Ended December 31, 2012	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2013	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2013	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2012	F-10

F- 1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: August 7, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust III, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the National Office Portfolio for the year ended December 31, 2012, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the National Office Portfolio for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the National Office Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
August 7, 2013

NATIONAL OFFICE PORTFOLIO
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended	Year Ended
	March 31, 2013	December 31, 2012
	(unaudited)
Revenues:
Rental income	$6,274	$22,932
Tenant reimbursements	600	4,033
Parking revenue and other income	348	1,429
Total revenues	7,222	28,394
Expenses:
Real estate taxes and insurance	1,146	4,313
Utilities	657	2,298
Repairs and maintenance	650	2,356
Cleaning	273	1,129
General and administrative	348	1,278
Security	161	629
Total expenses	3,235	12,003
Revenues over certain operating expenses	$3,987	$16,391
See accompanying notes.

NATIONAL OFFICE PORTFOLIO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2013 (unaudited)
and the Year Ended December 31, 2012

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On June 19, 2013, KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), through indirect wholly owned subsidiaries, acquired from affiliates of CBRE Global Investors, a portfolio of office properties (the “National Office Portfolio”) consisting of (i) Preston Commons, an office property consisting of three buildings containing an aggregate of 427,799 rentable square feet of office space and located on approximately 6.3 acres of land in Dallas, Texas, (ii) Sterling Plaza, an office property containing 313,609 rentable square feet of office space and located on approximately 2.1 acres of land in Dallas, Texas and (iii) One Washingtonian Center, an office property containing 321,007 rentable square feet and located on approximately 5.1 acres of land in Gaithersburg, Maryland. The seller is not affiliated with KBS REIT III or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of the National Office Portfolio was approximately $268.5 million plus closing costs.
KBS REIT III is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The National Office Portfolio is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT III expects to incur in the future operations of the National Office Portfolio. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the National Office Portfolio.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the National Office Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of the National Office Portfolio by KBS REIT III, management is not aware of any material factors relating to the National Office Portfolio that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $2.0 million and $3.3 million for the three months ended March 31, 2013 (unaudited) and the year ended December 31, 2012, respectively.

NATIONAL OFFICE PORTFOLIO
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2013 (unaudited)
and the Year Ended December 31, 2012

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2012, the National Office Portfolio was 87% leased to more than 120 tenants. For the year ended December 31, 2012, the National Office Portfolio earned approximately 21% of its rental income from a tenant in the food services industry. As of December 31, 2012, this tenant occupied 181,146 rentable square feet, or approximately 17% of the total property rentable square feet. Its lease expires on December 31, 2023, with two five-year extension options.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2012.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2012, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2013	$22,272
2014	24,022
2015	21,446
2016	18,437
2017	16,389
Thereafter	64,628
$167,194

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by the National Office Portfolio will be reduced.
Environmental
The National Office Portfolio is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the National Office Portfolio’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS REIT III evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on August 7, 2013.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) as of December 31, 2012 and March 31, 2013, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2012 and the three months ended March 31, 2013, and the notes thereto. The consolidated financial statements of KBS REIT III as of and for the year ended December 31, 2012 and as of and for the three months ended March 31, 2013 have been included in KBS REIT III’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the RBC Plaza, which was previously filed on Form 8-K/A with the SEC on April 15, 2013, and the statements of revenues over certain operating expenses and notes thereto of the National Office Portfolio, which is included herein.
The unaudited pro forma balance sheet as of March 31, 2013 has been prepared to give effect to the acquisition of the National Office Portfolio, as if the acquisition occurred on March 31, 2013. The acquisition of the RBC Plaza is included in KBS REIT III’s historical balance sheet as of March 31, 2013.
The unaudited pro forma statements of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 have been prepared to give effect to the acquisitions of (i) the RBC Plaza, acquired on January 31, 2013 and (ii) National Office Portfolio, acquired on June 19, 2013, as if the acquisitions occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the RBC Plaza and the National Office Portfolio been consummated as of January 1, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2013
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments		Pro Forma Total
		National Office Portfolio (b)
Assets
Real estate:
Land	$49,335	$38,388	(c)	$87,723
Buildings and improvements	339,200	208,408	(c)	547,608
Tenant origination and absorption costs	57,006	30,549	(c)	87,555
Total real estate, cost	445,541	277,345		722,886
Less accumulated depreciation and amortization	(19,879)	—		(19,879)
Total real estate, net	425,662	277,345		703,007
Real estate loan receivable, net	13,815	—		13,815
Cash and cash equivalents	46,929	(46,929)		—
Rents and other receivables, net	4,558	—		4,558
Above-market leases, net	826	67	(c)	893
Deferred financing costs, prepaid expenses and other assets	6,765	1,032	(d)	7,797
Total assets	$498,555	$231,515		$730,070
Liabilities and stockholders’ equity
Notes payable	$223,530	$161,960		$385,490
Accounts payable and accrued liabilities	12,222	—		12,222
Due to affiliates	—	—		—
Distributions payable	1,743	—		1,743
Below-market leases, net	7,034	10,877	(c)	17,911
Other liabilities	4,817	—		4,817
Total liabilities	249,346	172,837		422,183
Commitments and contingencies
Redeemable common stock	6,727	—		6,727
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 32,296,901 shares issued and outstanding, and 39,469,495 pro forma shares	323	72	(e)	395
Additional paid-in capital	275,389	62,954	(e)	338,343
Accumulated other comprehensive loss	(1,251)	—		(1,251)
Cumulative distributions and net losses	(31,979)	(4,348)	(f)	(36,327)
Total stockholders’ equity	242,482	58,678		301,160
Total liabilities and stockholders’ equity	$498,555	$231,515		$730,070

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2013

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

(b)
Represents the acquisition of the National Office Portfolio. The purchase price (net of closing credits) of the National Office Portfolio was $266.5 million plus closing costs. This amount was funded with proceeds from a $170.8 million four-year mortgage loan (of which $162.0 million was funded at closing) and cash available from proceeds, net of offering costs, from KBS REIT III’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds, net of offering costs, were raised as of March 31, 2013 and KBS REIT III received a gross price of $10.00 per share.

(c)
KBS REIT III determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of the National Office Portfolio.

(e)
Represents additional proceeds, net of offering costs, from KBS REIT III’s initial public offering necessary to fund the acquisition of the National Office Portfolio as of the pro forma date of March 31, 2013.

(f)	Represents direct and incremental acquisition costs related to the National Office Portfolio which are not reflected in KBS REIT III’s historical balance sheet.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments				Pro Forma Total
		RBC Plaza		National Office Portfolio
Revenues:
Rental income	$10,171	$768	(b)	$6,715	(b)	$17,654
Tenant reimbursements	3,064	610	(c)	600	(c)	4,274
Interest income from real estate loan receivable	251	—		—		251
Other operating income	180	74	(d)	348	(d)	602
Total revenues	13,666	1,452		7,663		22,781
Expenses:
Operating, maintenance and management	3,269	525	(e)	2,089	(e)	5,883
Real estate taxes and insurance	2,410	301	(f)	1,146	(f)	3,857
Asset management fees to affiliate	764	78	(g)	500	(g)	1,342
Real estate acquisition fees to affiliates	1,255	(1,255)	(h)	—		—
Real estate acquisition fees and expenses	306	(306)	(h)	—		—
General and administrative expenses	457	—		—		457
Depreciation and amortization	6,138	447	(i)	2,956	(i)	9,541
Interest expense	1,446	228	(j)	1,199	(k)	2,873
Total expenses	16,045	18		7,890		23,953
Other income:
Other interest income	3	—		—		3
Net (loss) income	$(2,376)	$1,434		$(227)		$(1,169)
Net loss per common share, basic and diluted	$(0.08)					$(0.03)
Weighted-average number of common shares outstanding, basic and diluted	29,700,001					39,469,495	(l)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013

(a)	Historical financial information derived from KBS REIT III’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the three months ended March 31, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(e)
Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2013, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2013 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees paid to KBS REIT III’s affiliated advisor.

(h)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS REIT III's historical statement of operations.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the three months ended March 31, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $68.7 million of borrowings pursuant to a $75.9 million loan secured by RBC Plaza, which bears interest at a rate of 2.59% (which takes into account the contractual interest rate and the effect of an interest rate swap on the $68.7 million portion drawn) and matures on February 1, 2017, and $35.0 million borrowed under a credit facility, which bears interest at a variable rate of 200 basis points over one-month LIBOR and matures on February 1, 2016.

(k)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $162.0 million of borrowings pursuant to a $170.8 million loan secured by the National Office Portfolio, which bears interest at a rate of 150 basis points over one-month LIBOR and matures on July 1, 2017. Interest expense includes the effect of an interest rate swap which effectively fixes the interest rate on a $148.0 million portion of the loan at 2.91% through May 31, 2017.

(l)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2012 and KBS REIT III received a gross offering price of $10.00 per share.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	KBS Real Estate Investment Trust III Historical (a)	Pro Forma Adjustments				Pro Forma Total
		RBC Plaza		National Office Portfolio
Revenues:
Rental income	$21,155	$9,216	(b)	$24,164	(b)	$54,535
Tenant reimbursements	5,122	7,316	(c)	4,033	(c)	16,471
Interest income from real estate loan receivable	889	—		—		889
Other operating income	117	884	(d)	1,429	(d)	2,430
Total revenues	27,283	17,416		29,626		74,325
Expenses:
Operating, maintenance, and management	5,922	6,305	(e)	7,690	(e)	19,917
Real estate taxes and insurance	4,567	3,613	(f)	4,313	(f)	12,493
Asset management fees to affiliate	1,732	932	(g)	1,999	(g)	4,663
Real estate acquisition fees to affiliates	2,296	—		—		2,296
Real estate acquisition fees and expenses	1,069	—		—		1,069
General and administrative expenses	1,974	—		—		1,974
Depreciation and amortization	13,865	5,365	(h)	9,281	(h)	28,511
Interest expense	3,568	2,730	(i)	4,800	(j)	11,098
Total expenses	34,993	18,945		28,083		82,021
Other income:
Other interest income	28	—		—		28
Net (loss) income	$(7,682)	$(1,529)		$1,543		$(7,668)
Net loss per common share, basic and diluted	$(0.40)					$(0.23)
Weighted-average number of common shares outstanding, basic and diluted	19,253,338					32,788,399	(k)

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT III), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owners.

(d)
Represents parking revenue and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owners.

(e)
Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012 that would be due to an affiliate of KBS REIT III had the assets been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS REIT III’s affiliated advisor equal to one‑twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees paid to KBS REIT III’s affiliated advisor.

(h)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT III) for the year ended December 31, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $68.7 million of borrowings pursuant to a $75.9 million loan secured by RBC Plaza, which bears interest at a rate of 2.59% (which takes into account the contractual interest rate and the effect of an interest rate swap on the $68.7 million portion drawn) and matures on February 1, 2017, and $35.0 million borrowed under a credit facility, which bears interest at a variable rate of 200 basis points over one-month LIBOR and matures on February 1, 2016.

(j)
Represents loan fee amortization and interest expense (not reflected in the historical statement of operations of KBS REIT III) incurred on $162.0 million of borrowings pursuant to a $170.8 million loan secured by the National Office Portfolio, which bears interest at a rate of 150 basis points over one-month LIBOR and matures on July 1, 2017. Interest expense includes the effect of an interest rate swap which effectively fixes the interest rate on a $148.0 million portion of the loan at 2.91% through May 31, 2017.

(k)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS REIT III’s initial public offering used to complete the acquisitions were raised as of January 1, 2012 and KBS REIT III received a gross offering price of $10.00 per share.